Exhibit 32.1

AMENDED CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Gary DeRoos, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Amended Quarterly Report on Form 10-Q/A of Citadel EFT, Inc. for the period ending March 31, 2013 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Amended Quarterly Report on Form 10-Q/A fairly presents in all material respects the financial condition and results of operations of Citadel, EFT Inc.

Date: May 16, 2013	/s/ Gary DeRoos
Gary DeRoos Chief Executive Officer